Exhibit 10.103
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.
SUPPLEMENTAL AGREEMENT NO. 11 to
PURCHASE AGREEMENT NUMBER 04815
between
THE BOEING COMPANY
and
UNITED AIRLINES, INC.
relating to
BOEING MODEL 787 AIRCRAFT
THIS SUPPLEMENTAL AGREEMENT No. 11 (SA-11) is entered into as of September 27, 2022 by and between The Boeing Company, a Delaware corporation, (Boeing) and United Airlines, Inc., a Delaware corporation, (Customer);
WHEREAS, Customer and Boeing entered into Purchase Agreement No. 04815 dated as of the 31st day of May of 2018 as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Model 787 aircraft. This Supplemental Agreement is an amendment to the Purchase Agreement; and
WHEREAS, solely to conform and further amend the Purchase Agreement to reflect Customer and Boeing’s agreement to (i) provide Customer with *** regarding the 787-*** Aircraft; and (ii) ensure Customer engagement in *** of the 787-*** Aircraft.
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:
1.Table of Contents.
The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-11”).
2.Letter Agreement.
Letter Agreement No. UAL-PA-04815-LA- 22004030 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04815-LA- 22004030R1 entitled “*** Rights for *** 787-*** Aircraft” (identified by “SA-11”) to (i) *** the Approval Deadline as that term is defined in such letter agreement; and (ii) ensure Customer engagement for *** of the 787-*** Aircraft.
UAL-PA-04815    SA-11    Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Purchase Agreement will be deemed supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.
The rest of the page is intentionally blank. Signature page follows.

UAL-PA-04815    SA-11    Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.
/s/ Irma L. Krueger	/s/ Gerald Laderman
Signature	Signature

Irma. L. Krueger	Gerald Laderman
Printed Name	Printed Name

Attorney-in-Fact	Executive Vice President and Chief Financial Officer
Title	Title

UAL-PA-04815    SA-11    Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
TABLE
1.	787-*** Aircraft Delivery, Description, Price and ***	SA-6
1.	787-*** Aircraft Delivery, Description, Price and *** (*** 787-*** Aircraft)	SA-10
1.	787-*** Aircraft Delivery, Description, Price and ***	SA-8
EXHIBITS
A	787-*** Aircraft Configuration	SA-6
A1	787-*** Aircraft Configuration (Updated)	SA-10
A2	787-*** Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities
SUPPLEMENTAL EXHIBITS
AE1.	***Airframe and *** Features for the 787 Aircraft
BFE1.	BFE Variables 787-*** Aircraft	SA-10
BFE1.	BFE Variables 787-*** Aircraft	SA-6
CS1.	Customer Support Document	SA-10
EE1.	Engine ***, Engine Warranty and ***
SLP1.	Service Life Policy Components
UAL-PA-04815    Table of Contents, Page 1 of 4     SA-11
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
LA-1802882	Special Matters Relating to COTS Software and End User License Agreements
LA-1802883	Installation of Cabin Systems Equipment
LA-1802884	Model 787 Post-Delivery Software & Data Loading
LA-1802885R1	Aircraft Model ***
Attachment A, 787-*** Airframe Pricing of *** Aircraft with ***
Attachment B, 787-*** with ***
Attachment C, 787-*** with ***
LA-1802886R3	Special Matters	SA-10
LA-1802887	***
LA-1802888	*** for 787-*** Aircraft
LA-1802889	Demonstration Flight Waiver
LA-1802890	Privileged and Confidential Matters
LA-1802891R1	***	SA-10
LA-1802892	787 Special Terms – Seats
LA-1802893	AGTA Matters
LA-1802894	Assignment Matters
LA-1802895R4	*** Matters	SA-10
LA-1802896	Model 787 e- Enabling
TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
LA-1802897	*** Aircraft
	Attachment A-1, 787-*** with ***: Deleted	SA-10
UAL-PA-04815    Table of Contents, Page 2 of 4     SA-11
BOEING / UNITED AIRLINES, INC. PROPRIETARY

	Attachment A-2, 787-*** with ***: Deleted	SA-10
LA-1907123	Other Special Matters	SA-5
LA-2000321	*** Rights for Certain 787 Aircraft	SA-6
LA-2000325	*** for 787-*** Aircraft	SA-6
LA-2000327	*** for 787-*** Aircraft	SA-6
LA-2000328	787-***	SA-6
LA-2000341	CS1 Special Matters	SA-6
LA-2000366	*** for 787-*** Aircraft	SA-6
LA-2001835R1	Certain Special Matters	SA-8
LA-22004030R1	*** Rights for *** 787-*** Aircraft	SA-11

UAL-PA-04815    Table of Contents, Page 3 of 4     SA-11
BOEING / UNITED AIRLINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . September 25, 2018
Supplemental Agreement No. 2 . . . . . . . . . . . .	. . . . . . . . . . . . . . . . November 1, 2018
Supplemental Agreement No. 3 . . . . . . . . . . . .	. . . . . . . . . . . . . . . . December 12, 2018
Supplemental Agreement No. 4 . . . . . . . . . . . .	. . . . . . . . . . . . . . . . April 26, 2019
Supplemental Agreement No. 5. . . . . . . . . . . .	. . . . . . . . . . . . . . . . October 31, 2019
Supplemental Agreement No. 6. . . . . . . . . . . .	. . . . . . . . . . . . . . . . February 7, 2020
Supplemental Agreement No. 7. . . . . . . . . . . .	. . . . . . . . . . . . . . . . March 20, 2020
Supplemental Agreement No. 8 . . . . . . . . . . .	. . . . . . . . . . . . . . . . June 30, 2020
Supplemental Agreement No. 9 . . . . . . . . . . .	. . . . . . . . . . . . . . . . February 26, 2021
Supplemental Agreement No. 10 . . . . . . . . . . .	. . . . . . . . . . . . . . . August 25, 2022
Supplemental Agreement No. 11 . . . . . . . . . . .	. . . . . . . . . . . . . . . September 27, 2022

UAL-PA-04815    Table of Contents, Page 4 of 4     SA-11
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04815-LA-22004030R1
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    *** Rights for *** 787-*** Aircraft
Reference:    Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04815-LA-22004030.
1.In response to Customer’s ***, Boeing is *** to *** 787-*** aircraft (787-*** Aircraft) specified in Attachment 1 to this Letter Agreement as follows:
1.aIf Customer desires *** of the 787-*** Aircraft, then Customer must provide written notice to Boeing by a date that is *** (Approval Deadline) of its *** of the 787-*** Aircraft (Such notice referred to herein as a *** Notice and the *** 787 Aircraft are defined as the *** 787 Aircraft). Due to ***, such *** for Approval Deadline requires Customer’s active engagement in 787-*** planned for ***, e.g., seat Initial Technical Coordination Meeting (often referred to as the ITCM).
1.1.iIf Customer provides a *** Notice pursuant to Section 1.1 above prior to the Approval Deadline in respect of the *** 787 Aircraft, then with respect to the *** 787 Aircraft:
1.1.1.1The rights and obligations of both parties will *** in respect of *** 787 Aircraft.
1.1.1.2Boeing will *** the *** of *** 787 Aircraft.
1.1.1.3Boeing will *** the 787-*** and *** Customer obligations for (i) *** obligations; (ii) *** at aircraft delivery or (iii) Customer’s *** of Boeing *** and ***.
1.bUnless Customer provides Boeing with a *** Notice by the Approval Deadline:
1.2.iThe *** for each 787-*** Aircraft will be due according to the payment schedule included in Attachment 1 to this Letter Agreement; and
1.2.iiEach 787-*** Aircraft shall be deemed a *** 787-*** Aircraft for all purposes of the Purchase Agreement including the Letter Agreement entitled “Special Matters”. The parties will deem Attachment 1 to be a supplement to the Table 1 in effect
UAL-PA-04815-LA-22004030    SA-11
*** Rights: *** 787-*** Aircraft    Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

at the date of this Letter Agreement without further Purchase Agreement revision being required. For administrative convenience, a compilation of Table 1 to the Purchase Agreement to formally incorporate the Attachment 1 revisions can be prepared if requested by either party.
2.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04815-LA-22004030    SA-11
*** Rights: *** 787-*** Aircraft    Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	September 27, 2022

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04815-LA-22004030    SA-11
*** Rights: *** 787-*** Aircraft    Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment 1 to *** Rights Letter # UAL-PA-04815-LA-22004030R1
787-*** Aircraft Delivery, Description, Price and ***
787-*** Aircraft
(787-***)

Airframe Model/MTOW:			787-***	*** pounds	1		Detail Specification:		***	***
Engine Model/Thrust:			***	*** pounds	2		Airframe Price Base Year/*** Formula:		***	***
Airframe Price:				***			Engine Price Base Year/*** Formula:		***	***
*** Features:				***	3
Sub-Total of Airframe and Features:				***			Airframe *** Data:
Engine Price (Per Aircraft):				***	2		Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):				***			Base Year Index (CPI):		***
Buyer Furnished Equipment (BFE) Estimate:				***			Engine *** Data:
Seller Purchased Equipment (SPE) Estimate:				***	3		Base Year Index (ECI):		***
Deposit per Aircraft:				***	4		Base Year Index (CPI):		***

# of Aircraft	Delivery Date	Number of Aircraft	*** Factor (Airframe)	*** Factor (Engine)	*** Forecast	Manufacturer Serial Number++	*** Estimate *** Base Price Per A/P	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
							***	***	***	***
							***	***	***	***
***	***	***	***	***	***	***	*** ***	***	***	***
	Total:	10

1 ***
2 ***
3 ***
4 ***
++ Manufacturer Serial Numbers are ***

UAL-PA-04815 APR 119891	Boeing Proprietary	787-*** Table 1: SA-11, Page 1